SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 27 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-5) Delaware (State or other jurisdiction of organization) 333-57027 (Commision File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on December 26, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: December 26, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-through Certificates Series 1999-5 ABN AMRO Acct: 67-8198-90-4 Statement Date: 12/26/01 Payment Date: 12/26/01 Prior Payment: 11/26/01 Record Date: 11/30/01 WAC: 7.080189% WAMM: 324 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 2 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99005_200112_3.ZIP REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 60,514,000.00 35,434,286.41 00077BJL8 1000.000000 585.555184 A-2 30,000,000.00 18,620,198.80 00077BJM6 1000.000000 620.673293 A-3 475,000.00 331,162.69 00077BJN4 1000.000000 697.184611 A-4 11,500,000.00 8,281,901.12 00077BJP9 1000.000000 720.165315 A-5 1,344,755.00 N 787,428.59 00077BJQ7 1000.000000 585.555426 A-6 79,131,433.00 60,235,578.06 00077BJR5 1000.000000 761.209241 A-7 26,377,144.00 20,078,525.87 00077BJS3 1000.000000 761.209245 A-8 24,339,323.00 24,339,323.00 00077BJT1 1000.000000 1000.000000 A-9 31,085,699.00 31,085,699.00 00077BJU8 1000.000000 1000.000000 A-10 31,085,585.00 31,085,585.00 00077BJV6 1000.000000 1000.000000 A-P 3,136,144.00 2,556,729.06 00077BJW4 1000.000000 815.246067 A-X 7,685,750.00 N 5,466,425.61 00077BJX2 1000.000000 711.241663 M 6,994,300.00 6,818,076.28 00077BJY0 1000.000000 974.804667 B-1 2,486,800.00 2,424,144.25 00077BJZ7 1000.000000 974.804669 B-2 1,243,400.00 1,212,072.10 00077BKA0 1000.000000 974.804649 B-3 1,088,000.00 1,060,587.49 00077BKH5 1000.000000 974.804678 B-4 621,700.00 606,036.08 00077BKJ1 1000.000000 974.804697 B-5 777,222.00 757,639.67 00077BKK8 1000.000000 974.804715 R 100.00 0.00 00077BKB8 1000.000000 0.000000 Totals 310,855,850.00 244,927,544.88 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 1,563,186.67 0.00 0.00 00077BJL8 25.831819 0.000000 0.000000 A-2 1,723,777.21 0.00 0.00 00077BJM6 57.459240 0.000000 0.000000 A-3 21,788.03 0.00 0.00 00077BJN4 45.869537 0.000000 0.000000 A-4 487,467.70 0.00 0.00 00077BJP9 42.388496 0.000000 0.000000 A-5 0.00 0.00 0.00 00077BJQ7 0.000000 0.000000 0.000000 A-6 4,539,144.08 0.00 0.00 00077BJR5 57.362086 0.000000 0.000000 A-7 1,513,048.02 0.00 0.00 00077BJS3 57.362087 0.000000 0.000000 A-8 0.00 0.00 0.00 00077BJT1 0.000000 0.000000 0.000000 A-9 0.00 0.00 0.00 00077BJU8 0.000000 0.000000 0.000000 A-10 0.00 0.00 0.00 00077BJV6 0.000000 0.000000 0.000000 A-P 13,256.36 0.00 0.00 00077BJW4 4.226962 0.000000 0.000000 A-X 0.00 0.00 0.00 00077BJX2 0.000000 0.000000 0.000000 M 6,770.11 0.00 0.00 00077BJY0 0.967947 0.000000 0.000000 B-1 2,407.09 0.00 0.00 00077BJZ7 0.967947 0.000000 0.000000 B-2 1,203.55 0.00 0.00 00077BKA0 0.967951 0.000000 0.000000 B-3 1,053.13 0.00 0.00 00077BKH5 0.967950 0.000000 0.000000 B-4 601.77 0.00 0.00 00077BKJ1 0.967943 0.000000 0.000000 B-5 752.31 0.00 0.00 00077BKK8 0.967947 0.000000 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 9,874,456.03 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 33,871,099.74 194,888.58 0.00 00077BJL8 559.723366 3.220554 0.000000 A-2 16,896,421.59 104,738.62 0.00 00077BJM6 563.214053 3.491287 0.000000 A-3 309,374.66 1,862.79 0.00 00077BJN4 651.315074 3.921663 0.000000 A-4 7,794,433.42 46,585.69 0.00 00077BJP9 677.776819 4.050930 0.000000 A-5 752,691.11 4,429.29 0.00 00077BJQ7 559.723597 3.293752 0.000000 A-6 55,696,433.98 135,906.52 0.00 00077BJR5 703.847155 1.717478 0.000000 A-7 18,565,477.85 315,860.31 0.00 00077BJS3 703.847158 11.974773 0.000000 A-8 24,339,323.00 136,908.69 0.00 00077BJT1 1000.000000 5.625000 0.000000 A-9 31,085,699.00 174,857.06 0.00 00077BJU8 1000.000000 5.625000 0.000000 A-10 31,085,585.00 174,856.42 0.00 00077BJV6 1000.000000 5.625000 0.000000 A-P 2,543,472.70 0.00 0.00 00077BJW4 811.019105 0.000000 0.000000 A-X 5,089,160.09 30,748.64 0.00 00077BJX2 662.155300 4.000734 0.000000 M 6,811,306.17 38,351.68 0.00 00077BJY0 973.836720 5.483276 0.000000 B-1 2,421,737.16 13,635.81 0.00 00077BJZ7 973.836722 5.483276 0.000000 B-2 1,210,868.55 6,817.91 0.00 00077BKA0 973.836698 5.483280 0.000000 B-3 1,059,534.36 5,965.80 0.00 00077BKH5 973.836728 5.483272 0.000000 B-4 605,434.31 3,408.95 0.00 00077BKJ1 973.836754 5.483272 0.000000 B-5 756,887.36 1,991.62 (2,270.10) 00077BKK8 973.836767 2.562485 -2.920787 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 235,053,088.85 1,391,814.38 (2,270.10) Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 6.600000% 00077BJL8 Fixed A-2 6.750000% 00077BJM6 Fixed A-3 6.750000% 00077BJN4 Fixed A-4 6.750000% 00077BJP9 Fixed A-5 6.750000% 00077BJQ7 Fixed A-6 2.707500% 00077BJR5 2.530000% A-7 18.877500% 00077BJS3 19.410000% A-8 6.750000% 00077BJT1 Fixed A-9 6.750000% 00077BJU8 Fixed A-10 6.750000% 00077BJV6 Fixed A-P 00077BJW4 None A-X 6.750000% 00077BJX2 Fixed M 6.750000% 00077BJY0 Fixed B-1 6.750000% 00077BJZ7 Fixed B-2 6.750000% 00077BKA0 Fixed B-3 6.750000% 00077BKH5 Fixed B-4 6.750000% 00077BKJ1 Fixed B-5 6.750000% 00077BKK8 Fixed R 6.750000% 00077BKB8 Fixed Total P&I Payment 11,266,270.41 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere310,855,850.00 244,927,544.8 9,874,456.03 1000.000000 787.913577 31.765386 R (component R 0.00 0.00 0.00 1000.000000 0.000000 0.000000 310,855,850.00 244,927,544.8 9,874,456.03 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 235,053,088.80 0.000000 0.000000 756.148192 R (component R 0.00 0.00 0.00 0.000000 0.000000 0.000000 0.00 0.00 235,053,088.80 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 1,391,814.38 (2,270.10) 6.830189% 4.477363 -0.007303 6.823104% R (component R 0.00 0.00 0.000000 0.000000None 1,391,814.38 (2,270.10) Total P&I Payment 11,266,270.41 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls A-1 194,888.58 0.00 0.00 A-2 104,738.62 0.00 0.00 A-3 1,862.79 0.00 0.00 A-4 46,585.69 0.00 0.00 A-5 4,429.29 0.00 0.00 A-6 135,906.52 0.00 0.00 A-7 315,860.31 0.00 0.00 A-8 136,908.69 0.00 0.00 A-9 174,857.06 0.00 0.00 A-10 174,856.42 0.00 0.00 A-P 0.00 0.00 0.00 A-X 30,748.64 0.00 0.00 M 38,351.68 0.00 0.00 B-1 13,635.81 0.00 0.00 B-2 6,817.91 0.00 0.00 B-3 5,965.80 0.00 0.00 B-4 3,408.95 0.00 0.00 B-5 4,261.72 0.00 0.00 R 0.00 0.00 0.00 Total 1,394,084.4 0.00 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 A-5 0.00 0.00 0.00 A-6 0.00 0.00 0.00 A-7 0.00 0.00 0.00 A-8 0.00 0.00 0.00 A-9 0.00 0.00 0.00 A-10 0.00 0.00 0.00 A-P 0.00 0.00 0.00 A-X 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 (2,270.10) R 0.00 0.00 0.00 Total 0.00 0.00 (2,270.10) Actual Distribution Class of Interest A-1 194,888.58 A-2 104,738.62 A-3 1,862.79 A-4 46,585.69 A-5 4,429.29 A-6 135,906.52 A-7 315,860.31 A-8 136,908.69 A-9 174,857.06 A-10 174,856.42 A-P 0.00 A-X 30,748.64 M 38,351.68 B-1 13,635.81 B-2 6,817.91 B-3 5,965.80 B-4 3,408.95 B-5 1,991.62 R 0.00 Total 1,391,814.38 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 30 CURRENT PAYOFF BALANCE 9,439,260.26 CURRENT NUMBER OF CURTAILMENTS 236 CURRENT CURTAILMENTS BALANCE 191,694.88 SERVICER ADVANCES PRINCIPAL ADVANCES 18,341.74 INTEREST ADVANCES 109,330.99 TOTAL ADVANCES 127,672.73 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 0.00 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 0.00 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 3,509,134.88 0.00 ENDING BALANCE 3,509,134.88 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 116,000.00 0.00 ENDING BALANCE 116,000.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 3,108,559.00 0.00 ENDING BALANCE 3,108,559.00 DistributioDelinq 1 Month Date # Balance 12/26/01 4 1,547,917 0.58% 0.659% 11/26/01 4 1,286,836 0.56% 0.525% 10/25/01 13 4,657,118 1.76% 1.846% 09/25/01 1 282,496 0.13% 0.110% 08/27/01 5 1,309,936 0.66% 0.499% 07/25/01 5 1,661,093 0.65% 0.623% 07/25/01 5 1,661,093 0.65% 0.623% 06/25/01 5 1,223,051 0.64% 0.450% 06/25/01 5 1,223,051 0.64% 0.450% 05/25/01 5 1,652,844 0.63% 0.600% 04/25/01 3 804,770 0.37% 0.289% 04/25/01 3 804,770 0.37% 0.289% 03/26/01 4 1,098,048 0.49% 0.391% 02/26/01 0 0 0.00% 0.000% 01/25/01 2 621,240 0.24% 0.218% 12/26/00 1 285,050 0.12% 0.100% DistributioDelinq 2 Months Date # Balance 12/26/01 2 524,489 0.29% 0.223% 11/26/01 1 266,207 0.14% 0.109% 10/25/01 2 569,695 0.27% 0.226% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 258,418 0.13% 0.097% 07/25/01 1 258,418 0.13% 0.097% 06/25/01 1 258,644 0.13% 0.095% 06/25/01 1 258,644 0.13% 0.095% 05/25/01 2 543,731 0.25% 0.197% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 2 584,275 0.25% 0.208% 02/26/01 1 242,594 0.12% 0.086% 01/25/01 1 284,773 0.12% 0.100% 12/26/00 0 0 0.00% 0.000% DistributioDelinq 3+ Months Date # Balance 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 2 747,395 0.27% 0.296% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 1 340,704 0.13% 0.128% 07/25/01 1 340,704 0.13% 0.128% 06/25/01 1 341,006 0.13% 0.126% 06/25/01 1 341,006 0.13% 0.126% 05/25/01 1 341,306 0.13% 0.124% 04/25/01 2 583,758 0.25% 0.209% 04/25/01 2 583,758 0.25% 0.209% 03/26/01 1 370,689 0.12% 0.132% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 371,336 0.12% 0.130% 12/26/00 1 371,656 0.12% 0.130% DistributioForeclosure/Bankruptcy Date # Balance 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% DistributioREO Date # Balance 12/26/01 2 708,537 0.29% 0.301% 11/26/01 2 708,849 0.28% 0.289% 10/25/01 2 709,158 0.27% 0.281% 09/25/01 0 0 0.00% 0.000% 08/27/01 2 709,437 0.26% 0.270% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% DistributioModifications Date # Balance 12/26/01 0 0 0.00% 0.000% 11/26/01 0 0 0.00% 0.000% 10/25/01 0 0 0.00% 0.000% 09/25/01 0 0 0.00% 0.000% 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 12/26/01 30 9,439,260 4.37% 4.016% 11/26/01 21 7,002,903 2.93% 2.859% 10/25/01 11 3,971,445 1.49% 1.575% 09/25/01 14 5,446,304 1.87% 2.122% 08/27/01 12 3,589,628 1.57% 1.368% 07/25/01 12 4,498,769 1.55% 1.686% 07/25/01 12 4,498,769 1.55% 1.686% 06/25/01 12 3,600,359 1.52% 1.325% 06/25/01 12 3,600,359 1.52% 1.325% 05/25/01 9 2,734,302 1.13% 0.992% 04/25/01 6 1,729,495 0.74% 0.621% 04/25/01 6 1,729,495 0.74% 0.621% 03/26/01 7 1,625,941 0.86% 0.579% 02/26/01 5 1,625,634 0.61% 0.575% 01/25/01 2 906,496 0.24% 0.318% 12/26/00 3 1,346,601 0.36% 0.470% DistributioCurr Weighted Avg. Date Coupon Remit 12/26/01 7.0802% 6.8302% 11/26/01 7.0843% 6.8343% 10/25/01 7.0861% 6.8361% 09/25/01 7.0878% 6.8378% 08/27/01 7.0890% 6.8390% 07/25/01 7.0891% 6.8391% 07/25/01 7.0891% 6.8391% 06/25/01 7.0902% 6.8402% 06/25/01 7.0902% 6.8402% 05/25/01 7.0920% 6.8420% 04/25/01 7.0928% 6.8428% 04/25/01 7.0928% 6.8428% 03/26/01 7.1040% 6.8540% 02/26/01 7.0962% 6.8462% 01/25/01 7.0956% 6.8456% 12/26/00 7.0950% 6.8450% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category